UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

Soho House & Co Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40605	86-3664553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand London, United Kingdom	WC2R 1EA
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7851 2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On January 29, 2026, pursuant to the terms of that certain Agreement and Plan of Merger, dated August 15, 2025 (the “Merger Agreement”), by and among Soho House & Co Inc., a Delaware corporation (“Soho House”), EH Parent LLC, a Delaware limited liability company (“Parent”), and EH MergerSub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Buyer Parties”), Merger Sub merged with and into Soho House (the “Merger”), with Soho House surviving the Merger. As a result of the Merger, Soho House became a privately held company owned by the Reinvestment Stockholders and the Equity Investors (each as defined below).

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 1.01 by reference.

Debt Financing Agreements

Concurrently with the closing of the Merger (the “Closing”), Soho House Holdings Limited (“Soho House HoldCo”), as the company and issuer, entered into that certain notes purchase agreement with Global Loan Agency Services Limited, as agent, the financial institutions listed therein, as original notes purchasers, and the other parties from time to time party thereto (the “HoldCo Notes Purchase Agreement”), which provides for a senior unsecured notes facility in an aggregate principal amount of $220.0 million (the “HoldCo Notes Facility”). Soho House HoldCo issued notes in an aggregate principal amount equal to $220.0 million in connection with the Closing, utilizing the HoldCo Notes Facility in full, with the notes maturing on the date falling 84 months after the date of the Closing.

The HoldCo Notes Facility ranks senior to all existing and future preferred, ordinary and any other equity of Soho House HoldCo and pari passu with any existing or future unsecured indebtedness. The HoldCo Notes Facility is not guaranteed and is not secured by any collateral. Prior to the third anniversary of the Closing, the HoldCo Notes Facility will bear interest at a rate per annum equal to 12.500% paid in kind. From and after the third anniversary of the Closing, but prior to the fourth anniversary thereof, the HoldCo Notes Facility will bear interest at a rate per annum equal to 13.500% paid in kind. From and after the fourth anniversary of the Closing, but prior to the fifth anniversary thereof, the HoldCo Notes Facility will bear interest at a rate per annum equal to 14.500% paid in kind. From and after the fifth anniversary of the Closing, the HoldCo Notes Facility will bear interest at a rate per annum equal to (1) 7.750% in cash and (2) 7.750% paid in kind. At any time when Soho House HoldCo is in default in the payment of amounts payable under the HoldCo Notes Facility, such amounts will bear interest at 2% above the rate otherwise applicable thereto.

The HoldCo Notes Facility is subject to a 30-month non-call period (subject to customary make-whole payments) and may be prepaid or redeemed, in whole or in part, at par (including capitalized interest paid in kind) plus accrued interest thereafter. Effective at the Closing, certain notes purchasers under the Existing Notes Purchase Agreement (as defined below) funded their commitments under the HoldCo Notes Facility on a cashless basis pursuant to the terms of a rollover deed entered into among Soho House OpCo (as defined below), as existing issuer, Soho House HoldCo, as new issuer, and Global Loan Agency Services Limited, as existing agent under the OpCo Notes Purchase Agreement (as defined below) and new agent, among others, under the HoldCo Notes Purchase Agreement.

In addition, concurrently with the Closing, Soho House Bond Limited (“Soho House OpCo”), as company and issuer, entered into that certain notes purchase agreement with Global Loan Agency Services Limited, as agent, the financial institutions listed therein, as original notes purchasers, Soho House & Co Limited (“Soho House Limited”), as parent, and the other parties from time to time party thereto (the “OpCo Notes Purchase Agreement”), which provides for a senior secured notes facility in an aggregate principal amount equal to $695.0 million (the “OpCo Notes Facility”). Soho House OpCo issued notes in an aggregate principal amount equal to $695.0 million in connection with the Closing, utilizing the OpCo Notes Facility in full, with the notes maturing on the date falling 72 months after the date of the Closing.

The OpCo Notes Facility is senior secured indebtedness of Soho House OpCo, ranking pari passu with other “Pari Passu Liabilities” (as defined in the intercreditor agreement, originally dated September 27, 2013, between, among others, Soho House OpCo and Wells Fargo Trust Corporation Limited (as amended and/or amended and restated from time to time). The OpCo Notes Facility is guaranteed by Soho House Limited and, following the Closing, will be guaranteed by certain subsidiaries of Soho House OpCo (the “Guarantor Group”), with a requirement that the Guarantor Group maintain at least 90% consolidated EBITDA and gross asset coverage and that the OpCo Notes Facility be secured by liens on substantially all assets of the Guarantor Group, in each case, subject to customary exceptions and exclusions, guarantee limitations and the Agreed Security Principles (as defined in the OpCo Notes Purchase Agreement).

Interest under the OpCo Notes Purchase Agreement is payable quarterly as follows: (1) if LTM Consolidated EBITDA (as defined in the OpCo Notes Purchase Agreement) is less than $275.0 million, Soho House OpCo may elect that the OpCo Notes Facility bear interest at a rate per annum equal to (A) 10.750% in cash or (B) (i) 5.375% in cash and (ii) 5.375% paid in kind; (2) if LTM Consolidated EBITDA is less than $300.0 million but greater than $275.0 million, Soho House OpCo may elect that the OpCo Notes Facility bear interest at a rate per annum equal to (A) 10.250% in cash or (B) (i) 5.125% in cash and (ii) 5.125% paid in kind; (3) if LTM Consolidated EBITDA is less than $350.0 million but greater than $300.0 million, Soho House OpCo may elect that the OpCo Notes Facility bear interest at a rate per annum equal to (A) 9.500% in cash or (B) (i) 4.750% in cash and (ii) 4.750% paid in kind; (4) if LTM Consolidated EBITDA is less than $400.0 million but greater than $350.0 million, Soho House OpCo may elect that the OpCo Notes Facility bear interest at a rate per annum equal to (A) 8.500% in cash or (B) (i) 4.250% in cash and (ii) 4.250% paid in kind; and (5) if LTM Consolidated EBITDA is greater than $400.0 million, Soho House OpCo may elect that the OpCo Notes Facility bear interest at a rate per annum equal to (A) 7.500% in cash or (B) (i) 3.750% in cash and (ii) 3.750% paid in kind. At any time when Soho House OpCo is in default in the payment of amounts payable under the OpCo Notes Facility, such amounts will bear interest at a rate per annum of 2% above the rate otherwise applicable thereto. The OpCo Notes Facility is subject to a two-year non-call period (subject to customary make-whole payments) and may be prepaid or redeemed, in whole or in part, at par (including capitalized interest paid in kind) plus accrued interest thereafter, subject to certain exceptions for limited prepayments during the non-call period.

Revolving Credit Facility

Soho House OpCo is party to a super senior revolving credit facility agreement originally dated December 5, 2019, by and among Soho House OpCo, as the company, Global Loan Agency Services Limited, as agent, the guarantors from time to time party thereto and the lenders party thereto (the “Revolving Credit Facility Agreement”), which provides for revolving credit borrowings in an aggregate principal amount of £75.0 million (the “Revolving Credit Facility”). Concurrently with the Closing, the Revolving Credit Facility Agreement was amended and restated to, among other things, extend the maturity of the Revolving Credit Facility to January 31, 2029. The Revolving Credit Facility is guaranteed by the Guarantor Group and secured by liens on substantially all of the assets of the Guarantor Group, in each case subject to customary exceptions and exclusions, guarantee limitations and the Agreed Security Principles (as defined in the Revolving Credit Facility Agreement).

Voting Agreement

Concurrently with the Closing, Soho House entered into a voting agreement (the “Voting Agreement”) with its post-Closing stockholders, consisting of (1) certain equity investors (the “Equity Investors”) that purchased shares of Merger Sub’s common stock, par value $0.01 per share (the “Merger Sub Common Stock”), at or prior to the effective time of the Merger (the “Effective Time”), to fund a portion of the consideration payable to Soho House’s stockholders in connection with the Merger and (2) certain of Soho House’s existing stockholders (the “Reinvestment Stockholders”) who entered into rollover and support agreements with Soho House (the “Rollover and Support Agreements”), pursuant to which certain of their shares of Common Stock (as defined below) and equity awards (collectively, the “Rollover Shares”) were designated to remain outstanding following the Merger. The Voting Agreement governs the rights and obligations of the post-Closing stockholders with respect to their equity investment in Soho House following the Merger.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in the Introduction is incorporated into this Item 1.02 by reference.

In connection with the Closing, all outstanding indebtedness under the notes purchase agreement, originally dated March 23, 2021, by and among Soho House Limited, as parent, Soho House OpCo, as company and issuer, Global Loan Agency Services Limited, as agent, and the notes purchasers from time to time party thereto (as amended and/or amended and restated from time to time, the “Existing Notes Purchase Agreement”), was repaid in full and all commitments thereunder were terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introduction and Item 1.01 and Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

At the Effective Time:

•
each share of Soho House’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), outstanding immediately prior to the Effective Time (other than (1) Owned Company Shares (as defined below), (2) Rollover Shares, (3) shares held by stockholders who properly and validly exercised their statutory appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) and (4) shares of Class A Common Stock that were issued pursuant to equity awards pursuant to the terms of the Merger Agreement) were cancelled and extinguished and automatically converted into the right to receive $9.00 in cash without interest thereon and subject to applicable withholding taxes (the “Per Share Price”);

•
each share of Common Stock that was (1) held by Soho House or its subsidiaries or (2) owned by the Buyer Parties (other than Rollover Shares) as of immediately prior to the Effective Time (the “Owned Company Shares”) was cancelled and extinguished without any conversion thereof or consideration paid therefor;

•
each share of Merger Sub Common Stock that was outstanding as of immediately prior to the Effective Time (other than the shares of Merger Sub Common Stock owned by Parent) was cancelled and extinguished and automatically converted into one share of Class A Common Stock;

•
each vested stock appreciation right (“Soho House SAR”) granted under the Soho House 2021 Equity Incentive Plan or the Soho House Holdings Limited 2020 Equity Incentive Plan (the “Soho House Equity Plans”) that was not held by a Reinvestment Stockholder was cancelled and converted into the right to receive a cash payment equal to the product of (1) such Soho House SAR, multiplied by (2) the excess, if any, of (A) the Per Share Price over (B) the base price per share subject to such award, without interest and less any required tax withholdings; provided that each vested Soho House SAR with a base price per share that was equal to or greater than the Per Share Price was cancelled for no consideration;

•
with respect to each vested Soho House SAR that was held by a Reinvestment Stockholder: (1) 60%, or such other amount as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement, of the total vested Soho House SARs held by such Reinvestment Stockholder (consisting of such vested Soho House SARs with the most recent grant date) continued to relate to shares of Class A Common Stock and remained subject to the same terms and conditions applicable to such vested Soho House SAR; and (2) 40%, or such other amount as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement, of the total vested Soho House SARs held by such Reinvestment Stockholder (consisting of such vested Soho House SARs with the earliest grant date) were cancelled in exchange for a cash payment equal to the product of (A) each such Soho House SAR, multiplied by (B) the excess, if any, of (i) the Per Share Price over (ii) the base price per share of such Soho House SAR, without interest and less any required tax withholdings; provided that each vested Soho House SAR with a base price per share that was equal to or greater than the Per Share Price was cancelled for no consideration;

•
each vested Soho House performance-based restricted stock unit award under any Soho House Equity Plan (“Soho House PSU”) or restricted stock unit award granted under any Soho House Equity Plan other than a Soho House PSU (“Soho House RSU”) (including any Soho House RSUs or Soho House PSUs that vested as a result of the Merger) was cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of shares subject to such award multiplied by (2) the Per Share Price, less any required tax withholdings; provided that, for any Reinvestment Stockholder, 40%, or such other amount as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement, of such amount was paid in cash, and 60%, or such other amount as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement, was paid in a number of shares of Class A Common Stock equal to the quotient of (A) 60%, or such other amount as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement, of such amount and (B) the Per Share Price (rounded to the nearest whole share);

•
each unvested Soho House RSU held by any non-employee director of Soho House was cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of such Soho House RSUs held by such holder multiplied by (2) the Per Share Price; provided that, for any Reinvestment Stockholder, such Reinvestment Stockholder was paid only a portion of such amount (as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement and which may be $0) in cash, and a portion (as set forth in the Reinvestment Stockholder’s Rollover and Support Agreement and which may be $0) was paid in a number of shares of Class A Common Stock equal to the quotient of (A) such amount and (B) the Per Share Price (rounded to the nearest whole share); and

•
with respect to each unvested Soho House SAR, Soho House RSU or Soho House PSU, such award continued to relate to Class A Common Stock and remained subject to the same terms and conditions applicable to such award.

Each Rollover Share remained outstanding following the Effective Time.

The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Soho House’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on August 18, 2025 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Introduction and Item 1.01 and Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

In connection with the Closing, Soho House notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Class A Common Stock from listing on the NYSE and requested that the NYSE (1) suspend trading of the Class A Common Stock on the NYSE prior to the opening of trading on January 29, 2026 and (2) file a Notification of Removal of Listing and/or Registration on Form 25 with the SEC to delist and deregister the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting and deregistration under Section 12(b) of the Exchange Act will become effective 10 days after the filing of Form 25.

Soho House intends to file with the SEC a certification and notice on Form 15 with respect to the Class A Common Stock after the delisting and deregistration under Section 12(b) of the Exchange Act becomes effective. Soho House’s reporting obligations under the Exchange Act will be suspended upon the filing of the Form 15.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the Introduction and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and extinguished and automatically converted into the right to receive the Per Share Price in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of Soho House, other than the right to receive the Per Share Price.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

In connection with the consummation of the Merger, effective immediately following the Effective Time, (1) the following individuals ceased to serve as members of the board of directors of Soho House (the “Board”): Andrew Carnie, Eric Deardorff, Alice Delahunt, Yusef D. Jackson, Nick Jones, Andrew Sasson, Ben Schwerin, Her Excellency Sheikha Al Mayassa bint Hamad Al-Thani and Dasha Zhukova, and (2) the Board was reconstituted to consist of Ron Burkle, Richard Caring, Mark Ein, Joe Hage, Ashton Kutcher, R. Tyler Morse, George Popstefanov, Reed Rayman and Scott Stedman.

In connection with Mr. Kutcher’s appointment to the Board and pursuant to the terms of that certain side letter agreement, dated August 15, 2025 (the “Side Letter”), by and among Soho House, Classact, LLC (“Classact”) and Mr. Kutcher, following the Effective Time, Soho House will issue to an entity controlled by Mr. Kutcher, a restricted stock unit award for 1.1 million shares of Class A Common Stock (the “Kutcher RSUs”). The Kutcher RSUs will vest in four equal installments, with one-fourth vesting on the grant date and the other installments vesting on each of the first, second and third anniversaries of the Closing, in each case, subject to Mr. Kutcher’s continued service on the Board and continued compliance, by both Classact and Mr. Kutcher with the terms and conditions of the Side Letter through the applicable vesting date. Any unvested Kutcher RSUs will be automatically forfeited and returned to Soho House if Mr. Kutcher voluntarily resigns from the Board or is removed for cause. Conversely, upon a change of control of Soho House, or if Mr. Kutcher is removed from the Board for any reason other than for cause or as a result of his voluntary resignation, all unvested Kutcher RSUs will accelerate and vest in full.The officers of Soho House as of immediately prior to the Effective Time continued to serve as the officers of Soho House immediately following the Effective Time. The directors and officers of Soho House immediately following the Effective Time will hold office in accordance with the Third Amended and Restated Certificate of Incorporation of Soho House (the “Charter”) and the Second Amended and Restated Bylaws of Soho House (the “Bylaws”) until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At the Effective Time, the Second Amended and Restated Certificate of Incorporation of Soho House, as in effect immediately prior to the Merger, was amended and restated to be the Charter, in the form attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In addition, at the Effective Time, the Bylaws of Soho House, as in effect immediately prior to the Merger, were amended and restated to be the Bylaws, in the form attached as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01	Other Events

On January 26, 2026, Merger Sub entered into a new equity commitment letter with Momentum Solutions II, LLC (“Momentum”), an Equity Investor owned and controlled by George Popstefanov (the “Momentum Commitment”), pursuant to which Momentum funded $100.0 million to Merger Sub in connection with the Merger at a price per share of $9.00.

As a result of the Momentum Commitment and pursuant to the terms of certain side letters with Soho House, Broad Street Principal Investments, L.L.C.; West Street Strategic Solutions Fund I, L.P.; West Street Strategic Solutions Fund I-(C), L.P.; WSSS Investments W, LLC; WSSS Investments X, LLC; WSSS Investments I, LLC; WSSS Investments U, LLC; and West Street CT Private Credit Partnership, L.P. (together, the “GS Funds”) and Richard Caring each reduced the number of shares of Common Stock held by them that were designated as Rollover Shares.  After giving effect to such reduction, 13,859,953 shares of Class A Common Stock held by the GS Funds and 39,845,438 shares of Class B Common Stock held by Richard Caring were designated as Rollover Shares and remained outstanding immediately following the Closing. The remainder of the shares of Common Stock held by the GS Funds and Richard Caring immediately prior to the Closing were cancelled and extinguished and automatically converted into the right to receive the Per Share Price.

MCR Hospitality Fund IV LP and MCR Hospitality Fund IV QP LP (collectively, “MCR”) and Morse Ventures Inc. (“Morse Ventures”) funded approximately $55.0 million and $45.0 million, respectively, to Merger Sub under their respective equity commitment letters, for a total of approximately $100.0 million in equity funding from MCR and Morse Ventures.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated August 15, 2025, by and among Soho House, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to Soho House’s Current Report on Form 8-K, filed on August 18, 2025)

3.1	Third Amended and Restated Certificate of Incorporation of Soho House
3.2	Second Amended and Restated Bylaws of Soho House
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Soho House hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC; provided that Soho House may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHO HOUSE & CO INC.
(Registrant)

/s/ Neil Thomson
Neil Thomson
Chief Financial Officer

Date: January 29, 2026